ARIZONA CORPORATION COMMISSION

June 20, 2014

LISA NELSON
16810 AVE OF THE FOUNTAINS
SUITE 104
FOUNTAIN HILLS, AZ 85268

RE: SUPERSTAR PRODUCTS, LLC
File Number: L19260970

We are pleased to notify you that the Articles of Organization for the above-referenced entity HAVE BEEN APPROVED.

You must publish a Notice of the filing of your Articles of Organization or, alternatively, you may publish the Articles of Organization in their entirety. For your convenience, we have provided a Notice form that you can complete and submit to the newspaper of your choice. The publication must be in a newspaper of general circulation in the county of the known place of business in Arizona for three consecutive publications. Publication must be completed WITHIN 60 DAYS after June 20, 2014, which is the date the document was approved for filing by the Commission. A list of newspapers is available on the Commission website, www.azcc.gov/Divisions/Corporations.

The limited liability company may be subject to administrative dissolution if it fails to publish. You will receive an Affidavit of Publication from the newspaper, and you may file it with the Commission.

We strongly recommend that you periodically monitor your company's record with the Commission, which can be viewed at www.azcc.gov/Divisions/Corporations. If you have questions or need further information, please contact us at (602) 542-3026 in Phoenix, or Toll Free (Arizona Residents only) at 1-800-345-5819.

LL:13
REV. 01/2009

NOTICE
(for publication)

ARTICLES OF ORGANIZATION HAVE BEEN FILED IN THE OFFICE OF THE ARIZONA CORPORATION COMMISSION FOR

I. Name: SUPERSTAR PRODUCTS, LLC
L-1926097-0

II. The address of the known place of business is:

16810 E AVENUE OF THE FOUNTAINS STE 104
FOUNTAIN HILLS, AZ 85268

III. The name and street address of the Statutory Agent is:

LISA NELSON

(Please check A or B)

A. [X] Management of the limited liability company is vested in a manager or managers. The names and addresses of each person who is a manager AND each member who owns a twenty percent or greater interest in the capital or profits of the limited liability company are:

B. [ ] Management of the limited liability company is reserved to the members. The names and addresses of each person who is a member are:

(Please check appropriate box for each)

LISA NELSON
[ ] member [X] manager

[ ] member [ ] manager

[ ] member [ ] manager

[ ] member [ ] manager

LL:0001
Rev. 10/2006

AZ Corp. Commission
04709841

AZ CORPORATION COMMISSION
FILED
MAY 1 5 2014
FILE NO. L-1926097-0

AZ CORPORATION COMMISSION
FILED
MAY 1 4 2014
FILE NO. L-19260970

AZ CORPORATION COMMISSION
FILED
MAY 2 7 2014
FILE NO. L19260970

DO NOT WRITE ABOVE THIS LINE; RESERVED FOR ACC USE ONLY.

ARTICLES OF ORGANIZATION

Read the Instructions L010i

1. ENTITY TYPE – **check only one** to indicate the type of entity being formed:

[■] LIMITED LIABILITY COMPANY (entity name must contain the words "Limited Liability Company" or "LLC")

[ ] PROFESSIONAL LIMITED LIABILITY COMPANY (entity name must contain the words "Professional Limited Liability Company" or "PLLC")

2. ENTITY NAME – see Instructions L010i for full naming requirements – give the exact name of the LLC:

Superstar Products, LLC

3. PROFESSIONAL LIMITED LIABILITY COMPANY SERVICES – if and only if professional LLC is checked in number 1 above, describe the professional services that the professional LLC will provide (*examples:* law firm, accounting, medical):

4. STATUTORY AGENT for service of process – *see Instructions L010i*

4.1 *REQUIRED* – give the name (can be an Arizona resident or an Arizona-registered entity) **and physical or street address** (not a P.O. Box) in Arizona of the statutory agent:	4.2 *OPTIONAL* – mailing address in Arizona of Statutory Agent (can be a P.O. Box):
Lisa Nelson Statutory Agent Name	
Attention (optional)	Attention (optional)
16810 Ave of the Fountains Address 1	Address 1
Suite 104 Address 2 (optional)	Address 2 (optional)
City: Fountain Hills · State: AZ · Zip: 85268	City · State: AZ · Zip

AZ CORPORATION COMMISSION
FILED
JUN 1 6 2014
FILE NO. L-1926097-0

4.3 *REQUIRED*– the Statutory Agent Acceptance form M002 must be submitted along with these Articles of Organization.

5. ARIZONA KNOWN PLACE OF BUSINESS ADDRESS:

5.1 Is the Arizona known place of business address the same as the **street address** of the statutory agent?

[■] Yes – go to number 6 and continue

[ ] No – go to number 5.2 and continue

5.2 If you answered "**No**" to number 5.1, give the **physical or street address** (not a P.O. Box) of the known place of business of the LLC in Arizona:

Attention (optional)		
Address 1		
Address 2 (optional)	AZ	
City / Country: U.S.A.	State or Province	Zip

6. **DURATION** – if the duration or life period of the LLC is perpetual (forever), then skip this section and continue to number 7 or number 8. Otherwise, check only one box below *and* fill in the corresponding blank:

- ☐ **The LLC's life period will end on this date: ______________________ (enter a date)**
- ☐ **The LLC's life period will end upon the occurrence of this event: (describe an event)**

____

____

COMPLETE NUMBER 7 OR NUMBER 8 – NOT BOTH.

7. **MANAGER-MANAGED LLC** – see *Instructions L010i* – check this box ☐ if management of the LLC will be vested in a manager or managers (meaning one or more managers will run the company) and complete and attach ONLY the Manager Structure Attachment form L040. (Both members and managers will be listed on the Manager Structure Attachment.) *The filing will be rejected if it is submitted without the attachment.*

8. **MEMBER-MANAGED LLC** – see *Instructions L010i* – check this box ☑ if management of the LLC will be reserved to the members (meaning all members will run the company together if there is no operating agreement stating otherwise), and complete and attach ONLY the Member Structure Attachment form L041. (All members will be listed on the Member Structure Attachment.) *The filing will be rejected if it is submitted without the attachment.*

9. **ORGANIZERS and SIGNATURE** – the individual or pre-existing entity submitting this document is the Organizer - list the name of the Organizer below. If the Organizer is an individual, that individual must sign below. If the Organizer is a pre-existing entity, provide the signature of the individual acting for that entity, then print the individual's name.

The person signing below declares and certifies *under penalty of perjury* that the information contained within this document together with any attachments is true and correct, and is submitted in compliance with Arizona law.

Organizer: Lisa Nelson

Lisa Nelson ______________________________ 5/14/14

Signature **Date**

____

Printed Name (if different from Organizer)

Filing Fee: $50.00 (regular processing) Expedited processing – add $35.00 to filing fee. All fees are nonrefundable - see Instructions.	**Mail:** **Arizona Corporation Commission** Corporate Filings Section 1300 W. Washington St., Phoenix, Arizona 85007 **Fax:** 602-542-4100

Please be advised that A.C.C. forms reflect only the minimum provisions required by statute. You should seek private legal counsel for those matters that may pertain to the individual needs of your business.
All documents filed with the Arizona Corporation Commission are public record and are open for public inspection.
If you have questions after reading the Instructions, please call 602-542-3026 or (within Arizona only) 800-345-5819.

DO NOT WRITE ABOVE THIS LINE; RESERVED FOR ACC USE ONLY.

MEMBER STRUCTURE ATTACHMENT

1. **ENTITY NAME** – give the exact name of the LLC (foreign LLCs – give name in domicile state or country):

   Superstar Products, LLC

2. **A.C.C. FILE NUMBER** (if known): ____________________

   Find the A.C.C. file number on the upper corner of filed documents OR on our website at: http://www.azcc.gov/Divisions/Corporations

3. **MEMBERS** – give the name and address of **all Members**. If more space is needed, use another Member Structure Attachment form.

1. Name:	2. Name:
Address 1:	Address 1:
Address 2 (optional):	Address 2 (optional):
City / Country: State or Province: Zip:	City / Country: State or Province: Zip:
3. Name: ML Capital Group, Inc.	4. Name:
Address 1: 16810 Ave of the Fountains	Address 1:
Address 2 (optional): Suite 104	Address 2 (optional):
City: Fountain Hills / Country: State or Province: AZ Zip: 85268	City / Country: State or Province: Zip:
5. Name:	6. Name:
Address 1:	Address 1:
Address 2 (optional):	Address 2 (optional):
City / Country: State or Province: Zip:	City / Country: State or Province: Zip:
7. Name:	8. Name:
Address 1:	Address 1:
Address 2 (optional):	Address 2 (optional):
City / Country: State or Province: Zip:	City / Country: State or Province: Zip:

DO NOT WRITE ABOVE THIS LINE; RESERVED FOR ACC USE ONLY.

STATUTORY AGENT ACCEPTANCE

Please read Instructions M002i

1. **ENTITY NAME** – give the **exact** name in Arizona of the corporation or LLC that has appointed the Statutory Agent (this must match exactly the name as listed on the document appointing the statutory agent, e.g., Articles of Organization or Article of Incorporation):

   Superstar Products, LLC

2. **A.C.C. FILE NUMBER** (if entity is already incorporated or registered in AZ): ____________

   Find the A.C.C. file number on the upper corner of filed documents OR on our website at: http://www.azcc.gov/Divisions/Corporations

3. **STATUTORY AGENT NAME** – give the exact name of the Statutory Agent appointed by the entity listed in number 1 above (this will be *either* an individual or an entity). *NOTE* - the name must match **exactly** the statutory agent name as listed in the document that appoints the statutory agent (e.g. Articles of Incorporation or Articles of Organization), including any middle initial or suffix:

   Lisa Nelson

STATUTORY AGENT SIGNATURE:

By the signature appearing below, the individual or entity named in number 3 above accepts the appointment as statutory agent for the entity named in number 1 above, and acknowledges that the appointment is effective until the appointing entity replaces the statutory agent or the statutory agent resigns, whichever occurs first.

The person signing below declares and certifies *under penalty of perjury* that the information contained within this document together with any attachments is true and correct, and is submitted in compliance with Arizona law.

Lisa Nelson	Lisa Nelson	5/14/14
Signature	Printed Name	Date

REQUIRED – check only one:

☒ **Individual as statutory agent:** I am signing on behalf of myself as the individual	☐ **Entity as statutory agent:** I am signing on behalf of the entity named as statutory agent, and I am authorized to act for that entity.

Filing Fee: none (regular processing) Expedited processing – **(available only if this form is submitted by itself)** add $35.00 to filing fee. **All fees are nonrefundable - see Instructions.**	Mail: Arizona Corporation Commission - Corporate Filings Section 1300 W. Washington St., Phoenix, Arizona 85007 Fax: 602-542-4100

Please be advised that A.C.C. forms reflect only the minimum provisions required by statute. You should seek private legal counsel for those matters that may pertain to the individual needs of your business.
All documents filed with the Arizona Corporation Commission are public record and are open for public inspection.
If you have questions after reading the Instructions, please call 602-542-3026 or (within Arizona only) 800-345-5819.